Centrus Proprietary Information Page 1 of 9 Executive Incentive Plan Plan Document and Summary Plan Description (Annual Award, Long-Term Incentive Awards) Effective March 11, 2024 PURPOSE The purpose of this Executive Incentive Plan (“Plan”) is to establish a framework for incentive awards to motivate executives and other key employees of Centrus Energy Corp and its affiliates (collectively, the “Company”) to make extraordinary efforts to increase the value of the Company’s shares and to achieve goals that are important to the Company. The Plan arises under and is subject to the terms of the Centrus 2014 Equity Incentive Plan, as amended, restated and approved by the shareholders in 2021 and as may be amended and/or restated from time to time (the “Equity Incentive Plan”). In the event of a conflict or inconsistency between the terms of this Plan and the terms of the Equity Incentive Plan, the Equity Incentive Plan shall control. If not otherwise defined herein, capitalized terms within this Plan shall have the same meaning as provided under the Equity Incentive Plan. The Plan shall be effective and govern awards for the performance periods beginning on or after January 1, 2023. OVERVIEW The Plan provides for two types of awards that may be granted: (1) an annual incentive award (“Annual Award”) , and (2) a multi-year long-term incentive award (“Long-Term Award”). Eligibility for Participation – Participants in the Plan are recommended by management and are approved by the Compensation, Nominating and Governance Committee (the “Committee”) of the Centrus Board of Directors. Plan participants are shown in the chart in Attachment I.

Centrus Proprietary Information Page 2 of 9 ANNUAL INCENTIVE PLAN I. ANNUAL INCENTIVE AWARDS A. Target Awards – The Performance Period for an Annual Award each year shall be the period from January 1 through December 31 of the year. Individuals who become participants in the Plan during the Performance Period will have their Target Annual Award (defined below) prorated to reflect their participation date. The proration will be calculated based on the participant’s number of days of Plan eligibility during the applicable Performance Period divided by the days in the Plan Year. The target Annual Award under the Plan for each participant for the applicable Performance Period (the “Target Annual Award”) is set forth in Attachment I. Participants may receive up to 200% of the Target Annual Award based on the participant’s individual performance recommended by the CEO and approved by the Committee, or in the case of the CEO, as approved by the Committee (Individual Performance Score). II. ESTABLISHING GOALS A. Corporate Goals – Corporate Goals shall be approved by the Committee. 1. The Corporate Goals for each year shall be approved by the Committee each year. B. Certification of Performance – Following the completion of the Performance Period for the Annual Award, the CEO will review the achievement of the Corporate Goals and will recommend to the Committee a proposed level of performance, with appropriate supporting documentation. The Committee will determine a final level of achievement for each goal and certify an overall level of performance on the Corporate Goals. C. Final Award – The participant’s individual Target Award will be multiplied by the achievement level of the Corporate Goals as certified by the Committee. This will establish the participant’s Final Target Award. Management will then, based on its assessment of the participant’s performance throughout the year, determine each participant’s Final Award as percentage (0%-200%) of the Final Target Award for the individual. On or before March 30 of the year following the period of performance: • The CEO will review and approve the Final Award rating for each officer. • The Committee will review and approve the performance rating for the CEO and each other officer.

Centrus Proprietary Information Page 3 of 9 III. TIME AND FORM OF PAYMENT A. Annual Awards will be paid only following the Committee’s certification of the level of attainment of the applicable Corporate Goals, and except as expressly provided in Section I of “Plan Administration”, such payment will be conditioned on the participant’s continued employment with the Company on the payment date. B. Such awards, when earned, will be paid in cash in a lump sum, subject to applicable withholding and subject to Section 19.1 of the Equity Incentive Plan, including any compensation recovery or “clawback” policy the Company may have in effect at the time the Award is paid. C. Payment of Annual Awards, to the extent earned, will be made as soon as practicable after the Committee’s certification of the level of attainment of the applicable Corporate Goal(s) after the end of the applicable Performance Period. LONG-TERM INCENTIVE PLAN I. PLAN DESIGN/PERFORMANCE PERIOD The Long-Term Incentive Plan (“LTIP”) is designed to reward performance over 3-year overlapping performance periods. Each performance period shall run from April 1 of the first year to March 31 of the third year of the applicable period. For example, the performance period for the three-year period beginning in 2023 will be from April 1, 2024, to March 31, 2027. The next performance period for the three-year period beginning in 2024 will be from April 1, 2025, to March 31, 2028. Each participant will receive a one- time award covering the applicable performance period, which is based on 1/3 of the participants base salary at the beginning of the applicable performance period (Target Award) . The LTIP is designed to focus management efforts on achieving strategic goals that require multi-year efforts, and align management’s incentives with shareholder value. The LTIP will also include a performance threshold that will be established by the Committee for each three year performance period. In order for the LTIP grant to vest, that threshold must be achieved. The LTIP for each performance period may provide for cash or equity grants as permitted in the Company’s 2014 Equity Incentive Plan. Except as provided in the Plan Administration Section, equity grants will vest at the end of the applicable three- year performance period. The performance threshold, the amount and the form of awards for each three-year performance period shall be approved by the Committee .

Centrus Proprietary Information Page 4 of 9 II. Other Equity Denominated Awards Under the terms of the Equity Incentive Plan, the Committee can authorize an award of equity to individuals. Such an award may be any form of equity identified in the Equity Incentive Plan. This includes: restricted stock, restricted stock units, share appreciation rights, performance shares or stock options. Incentives tied to the performance of Centrus common stock increases the alignment between management and shareholders. The minimum vesting period for any award shall be two years from the date of grant of the award. A. Settlement of the Award • Settlement of any awards of shares, notional shares, restricted stock, or restricted stock units will be settled on 1) the last day of the applicable performance period or 2) in the event that a threshold condition to vesting is established by the Committee at the time of grant then following the Committee’s certification of the threshold condition satisfaction. Settlement of any awards of share appreciation rights shall be made following the Committee’s certification of the ending share price. B. Unrestricted Shares • Should all or a portion of the award be made in the form of Centrus common stock, these shares would be unrestricted and become taxable to the participant at the time of receipt of the shares.

Centrus Proprietary Information Page 5 of 9 PLAN ADMINISTRATION I. EFFECT OF TERMINATION OF SERVICE A. Death or Disability. If a participant’s employment is terminated due to Death or Disability (as defined in Section 409A of the Code) prior to payment of an Annual Award or Long-Term Award, the participant (or beneficiary, in the case of Death) will be entitled to payment of a pro-rated portion of the applicable Annual Award or Long- Term Award. The Annual Award payment will be based on the participant’s individual Target Award multiplied by a fraction, the numerator of which is the number of days the participant was employed by the Company during the applicable performance period and the denominator of which is the number of days in the applicable performance period (the “Proration Fraction”). The prorated Target Award will be multiplied by the achievement level of Corporate Goals certified by the Committee pursuant to this Plan (i.e., payment will be based on actual performance) and adjusted by management based on assessment of the participant’s performance. The Annual Award payment will be paid at the same time as payouts are made to actively employed participants. The calculation and timing of the payment of the Performance Cash Award portion of the Long-Term Award depends on when during the Performance Period, Death or Disability occurs. If Death or Disability occurs prior to the final year of a performance period: (i) the Performance Cash Award payment amount will be based on the participant’s target Performance Cash Award for the performance period multiplied by the Proration Fraction; (ii) the amount of the award will be equal to the prorated target (i.e., the amount will assume achievement of goals at target level), and (iii) the Performance Cash Award will be paid within 60 days of the date of the participant’s termination of employment. If Death or Disability occurs during the final year of a performance period: (i) the Performance Cash Award payment amount will be based on the participant’s target Performance Cash Award for the performance period multiplied by the Proration Fraction; (ii) the prorated target will be multiplied by the achievement level certified by the Committee for the applicable performance period, and (iii) the Performance Cash Award will be paid at the same time as payouts are made to actively employed participants. 1. Termination Without Cause or Retirement. Except as provided in Section D. Change in Control, if a participant’s employment is terminated due to involuntary separation from service by the Company other than for Cause (as defined in the Equity Incentive Plan), if a participant has a separation from service for Good Reason (as defined in the participant’s Change in Control Agreement), or if a participant Retires (as defined below) prior to the payment of the incentive awards, then the awards shall be paid as follows:

Centrus Proprietary Information Page 6 of 9 2. The amount payable under the Plan shall be the amount of the award that would have been paid based on actual performance had the participant remained actively employed, multiplied by the Pro-Ration Fraction. The pro-rated Award shall be paid subject to the participant’s execution (without revocation) of a general release of claims in substantially the form provided under the Company’s Executive Severance Plan. 3. The pro-rated Award shall be paid at the same time and using the same performance results and stock calculation as Awards paid to participants who remain actively employed by the Company, multiplied by the Pro-Ration Fraction. 4. For this purpose, “Retirement” is defined as having met the age and service requirements to qualify for an unreduced benefit under the Employees’ Retirement Plan of Centrus Energy Corp., regardless of whether the individual was a participant in that plan at the time of his or her retirement. B. Other Termination of Employment – If the participant incurs a termination of employment for any other reason (not set forth above) prior to payment of an Annual Award or a Long-Term Award, including a voluntary termination of employment without Good Reason, or termination for Cause, such unpaid Awards will be forfeited. C. Change in Control – Notwithstanding anything herein or the Executive Severance Plan to the contrary, if a participant’s employment is involuntarily terminated by the Company other than for Cause or is terminated by the participant for Good Reason, in either case within three months prior to or within one year following a Change in Control (as defined in the Equity Incentive Plan), the Committee will immediately vest and pay out (i) the Annual Award on the 60th day following such termination as though the applicable Performance Goal(s) had been achieved at the target level and (ii) the Long-Term Awards on the regular payment dates based on actual performance through the end of the applicable Performance Period, and multiplied by the Pro- Ration Fraction. Awards will be paid on the date when all other awards are paid. The payment of any such Award shall be subject to the participant’s execution (without revocation) of a general release of claims in substantially the form provided under the Company’s Executive Severance Plan. For purposes of this Plan, “Good Reason” shall have the same meaning defined for that term in the participant’s Change in Control Agreement. II. OTHER ADMINISTRATIVE MATTERS A. Stock Ownership Guidelines As provided in the Company’s Stock Ownership Guidelines, a participant’s award under either the annual incentive or long term incentive plans may be paid in stock to address any failure to meet the stock ownership guidelines.

Centrus Proprietary Information Page 7 of 9 B. 409A Matters 1. Notwithstanding anything to the contrary in this Plan, Annual Incentive Awards payable under this Plan are intended not to be deferred compensation within the meaning of Section 409A of the Code, and the Plan will be administered and interpreted to be consistent with that intention. Annual Incentive Awards that are earned will be made as soon as practicable after the Committee’s certification of the level of attainment of the applicable Performance Goal(s) after the end of the applicable Performance Period, but in no event later than the 15th day of the third month after the later of the last day of the calendar year or the last day of the fiscal year in which they are earned. 2. Long-Term Incentive Awards shall be treated as deferred compensation within the meaning of Section 409A of the Code, and this Plan will be administered and interpreted to be consistent with that intention. In that regard, in the event that the participant is a “specified employee” within the meaning of Section 409A at the time of the termination (other than due to death), then notwithstanding anything contained in this Plan to the contrary, the Long-Term Incentive Award shall be delayed and paid on the first business day following the date that is six months following the date of participant’s termination of employment, or earlier upon such participant’s death. Each payment payable under this Plan that is considered to be deferred compensation subject to Code Section 409A is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. C. Effect of Awards on Other Benefits – An Annual Award, to the extent earned, but not a Long-Term Award, will, as reasonably determined by the Committee in good faith, be considered in the definition of pay used to determine, as applicable: (1) the participant’s severance benefits under the Centrus Energy Executive Severance Plan or any other severance plan in which he or she participates, (2) the participant’s severance benefits under his or her Change in Control agreement with the Company, and (3) the GVUL executive life insurance benefit administered through MetLife. Except as provided above in this section, amounts payable to any participant under the Plan shall not be taken into account in computing the participant’s compensation for purposes of determining any pension, retirement, death or other benefit under a pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company, except as such other plan or agreement shall otherwise expressly provide. D. Participants Joining the Plan After the Effective Date – In certain cases a participant may join this Plan during the course of the Performance Period (either as a participant in the Annual Award, the Long-Term Award or both). Those individuals will be treated as partial participants as outlined below.

Centrus Proprietary Information Page 8 of 9 1. If an employee becomes eligible to participate in the Annual Award and/or the Long-Term Award after the Effective Date either through promotion or by subsequent hiring by the Company, the employee’s Target Annual Award or target Long-Term Award will be established according to the Target Participation Chart (above), or as otherwise indicated above, which will be multiplied by the Pro- ration Fraction (days of Plan eligibility divided by days in the Plan Year). 2. If an employee is promoted and by that promotion is eligible to participate in this Plan at a higher Target Annual Award level, then his or her award shall be prorated based on the amount of time as a participant at each level (prior and new) and the base salary used in the calculation of any award shall be the salary in place while participating at each level. The sum of the two pro-rations will equal the participant’s revised Target Annual Award. E. If, due to special circumstances, an employee who is not Vice President level or higher and who is not subject to Section 16 of the Securities Exchange Act of 1934 becomes eligible to participate in the Plan, the applicable target percentage of base salary for such individual will be determined by the CEO, as approved by the Committee, but will not exceed the maximum target percentage for the Vice President level as shown in the Target Participation Chart. Any awards earned will be pro-rated, as previously described.

Centrus Proprietary Information Page 9 of 9 Attachment I Plan Participants and (Annual) Target Award Levels Title Location Supervisor Annual Incentive Target Award Amir Vexler President & CEO Bethesda Centrus Board 100% Larry Cutlip SVP, Field Operations Oak Ridge Amir Vexler 80% John Donelson SVP, Sales and Chief Marketing Officer Bethesda Amir Vexler 60% Shahram Ghasemian SVP, General Counsel, Chief Compliance Officer & Corporate Secretary Bethesda Amir Vexler 50% Kevin Harrill SVP, Chief Financial Officer and Treasurer Bethesda Amir Vexler 80% Nelson Perez (Note: New to 2024 LTIP) VP, Government Relations Bethesda Shahram Ghasemian 60% Dan Leistikow VP, Corporate Communications Bethesda Amir Vexler 60% Sean Oehlbert (Note: New to 2024 LTIP) VP, Corporate Business Strategy Bethesda Amir Vexler 40%